SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2001
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                          SCIENTIFIC GAMES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    0-13063                     81-0422894
(State of Incorporation)          (Commission                  (IRS Employer
                                  File Number)               Identification No.)

750 Lexington Avenue, New York, New York                           10022
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 754-2233
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Item 9. Regulation FD Disclosure

      The attached Exhibit 99 is hereby furnished pursuant to Item 9 of Form 8-K for purposes of Regulation FD disclosures.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             SCIENTIFIC GAMES CORPORATION

                             By:    /s/ DeWayne E. Laird
                                    --------------------------------------------
                             Name:  DeWayne E. Laird
                             Title: Vice President and Chief Financial Officer
                                    (principal financial and accounting officer)

Date: October 1, 2001

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                                  EXHIBIT INDEX
Exhibit
Number            Description
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  99              Calendar Year 2000 and Pro Forma Calendar Year 2000 Operating
                  Results On a Basis Comparable to Calendar Year 2001 Reporting


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